Annual Report

Florida Intermediate
Tax-Free Fund

February 28, 2001

T. Rowe Price


Report Highlights

Florida Intermediate Tax-Free Fund

o Aided by a slowing economy, benign inflation, and favorable supply-and-demand factors, municipal bonds posted excellent returns during the past 12 months.

o The Florida Intermediate Tax-Free Fund performed better than its Lipper benchmark during the 6- and 12-month periods ended February 28, 2001.

o The fund benefited from its above-average exposure to high-quality bonds and our duration strategy during the last six months.

o Tax-exempt bond yields remain extremely attractive compared with Treasury yields, and we are constructive in our outlook.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Municipal bonds turned in solid performances for the 6- and 12-month periods ended February 28, 2001, largely due to favorable supply-and-demand factors and a slowing economy, which surfaced toward the end of last year. The Federal Reserve's efforts to keep the economy from slipping into a recession contributed to the bond market rally. Reflecting this favorable environment and our strategy, the Florida Intermediate Tax-Free Fund provided excellent absolute and relative returns versus its Lipper benchmark.

MARKET ENVIRONMENT

Municipal Bond and Note Yields

                                  30-Year AAA     5-Year AAA     1-Year Moody's
                                      General        General         Investment
                                   Obligation     Obligation       Grade 1 Note

2/28/00                                  5.9           4.94                4.2
                                         5.69          4.82                4.3
                                         5.8           4.96                4.35
5/31/00                                  5.91          5.04                4.7
                                         5.72          4.74                4.35
                                         5.6           4.58                4.3
8/31/00                                  5.5           4.43                4.3
                                         5.61          4.53                4.35
                                         5.52          4.48                4.4
11/30/00                                 5.43          4.46                4.4
                                         5.16          4.15                4
                                         5.17          3.84                3.4
2/28/01                                  5.15          3.86                3.3

     The economy turned 180 degrees over the past 12 months. At the beginning of 2000, economic growth was racing along at a 6% annual rate. In an effort to keep the booming economy and stock market from igniting inflation, the Federal Open Market Committee raised the federal funds rate a total of six times between June 1999 and May 2000 to 6.50%. The fixed-income markets were encouraged by the Fed's efforts to slow the pace of growth with tight monetary policy and by the Treasury's program to use some of the budget surplus to reduce U.S. government debt. These actions drove intermediate- and long-term bond prices higher and yields lower in anticipation of a soft economic landing. As a consequence, the Treasury yield curve remained inverted through much of last year as short-term rates were higher than longer-term rates.

     During the past six months, rapidly rising energy costs and a sell-off in stocks resulted in a rather abrupt slowdown in consumer demand and business investment. In the fourth quarter of 2000, the economy's annual growth rate slowed to about 1% as the manufacturing sector cut production to reduce inventory growth. As the pace of hiring slowed and the unemployment rate began to rise, consumer confidence fell sharply. The Fed became concerned enough about the abruptly weakening economy that it reversed course in early 2001 and lowered the fed funds rate a full percentage point to 5.50%. Both the municipal and Treasury yield curves steepened as short-term rates moved lower in concert with Fed actions. The chart on page one shows the downward trend of municipal rates during the 12 months ended February 28, 2001.

     Florida's economy was healthy in 2000, with unemployment dipping to 3.8% and personal income increasing by about 2.5%.

     Florida's economy was healthy in 2000, with unemployment dipping to 3.8% and personal income increasing by about 2.5%. However, the growth rate of sales and use tax receipts in fiscal year 2001 is expected to be lower than in the previous fiscal year. This is a matter of some concern because the state depends heavily on sales and use taxes (there is no income tax) to support its operations. Fortunately, the state's strong financial performance in recent years has allowed it to build reserves to help the budget weather such a downturn during periods of economic softness.

     Another trend that bears watching is increasing social service costs. Recently released 2000 census data indicate Florida's population grew by 23.5% in the last decade versus a national growth rate of 13.2%. This high population growth will put pressure on funding for Medicaid, education, and transportation and has already led to a level of tax-supported debt that exceeds national averages.

     Florida has been phasing out its Intangible Personal Property Tax for the last two years, with the current rate being one dollar per $1,000 of taxable value. Governor Jeb Bush supports reducing the rate to 75 cents while increasing the amounts that are exempt from the tax. A lower tax rate could lead to reduced demand for Florida bonds, but the phaseout approach should minimize any impact.

PERFORMANCE AND STRATEGY REVIEW

     Your fund's strong returns outperformed those of its Lipper benchmark for both the 6- and 12-month periods ended February 28, 2001, as shown in the table. Results in both periods were driven by nearly equal contributions of dividend income and capital appreciation. In the last six months, the fund's income was $0.23 per share and its net asset value (NAV) rose $0.26, from $10.50 to $10.76. For the 12-month period, the fund's income was $0.47 per share and its NAV climbed $0.52.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/01                       6 Months            12 Months
--------------------------------------------------------------------------------

Florida Intermediate
Tax-Free Fund                                  4.76%                9.86%

Lipper Florida Intermediate
Municipal Debt Funds Average                   4.20                 9.30


     Despite the recent plunge in interest rates, municipal bond yields remain attractive versus taxable-bond yields. At the end of February, the fund's 30-day dividend yield was 4.28%; for investors in the 36% federal tax bracket, the taxable-equivalent yield would be about 6.69%.

     One of the factors that helped us outperform our average competitor was our emphasis on securities with high credit quality, namely insured bonds and state-issued general obligations. (The fund's overall credit quality was AA at the end of February.) Higher-quality bonds performed much better than lower-quality issues over the last 12 months, and the fund fared better than other Florida portfolios with greater exposure to lower-quality securities. Regarding our sector diversification, we increased exposure to state-issued general obligations and, to a lesser extent, water and sewer revenue bonds. To fund these purchases, we sold some hospital revenue bonds and trimmed positions in other sectors.

     Also helping relative performance were our adjustments to the fund's duration that allowed us to take advantage of interest rate movements. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations. A fund with a five-year duration would rise about 5% in price in response to a one-percentage-point fall in interest rates, and vice versa.) At the end of August, the fund's duration was 5.0 years; we had shortened it by selling some longer-term securities in July and August as long-term rates declined. In September, rates rose a bit, so we extended the duration again by purchasing bonds maturing in 15 years. This proved to be a successful strategy because interest rates declined and bond prices rose late in the year as a weakening economy and stock market prompted investors to seek the relative safety of fixed-income securities.

     When the Federal Reserve reduced the federal funds rate twice in January, we believed the Fed's resolve to reinvigorate the economy would cause the yield curve to steepen (i.e., short-term rates would fall but long-term rates would remain steady or rise in anticipation of a stronger economy later this year). In response, we lowered the fund's duration to 4.9 years as of February 28 by placing greater emphasis on bonds with five-year maturities. Their appreciation in recent months made a solid contribution to the fund's favorable performance.


OUTLOOK

     After the solid returns of the past year, our expectations for the coming year are more balanced. Investors appear interested in allocating more of their investments to less volatile assets, including municipal bonds. Cash flows into fixed-income mutual funds are up strongly. In addition, municipal yields at the end of February were only marginally lower than federally taxable Treasury yields. Thus, even if the tax package proposed by President Bush is adopted and the top federal income tax rate is lowered to 33%, taxable-equivalent yields on municipal bonds will still exceed comparable Treasury yields.

     With the U.S. economy expected to remain sluggish through the first half of the year, the Federal Reserve will most likely cut short-term rates further in the months ahead. Lower short-term rates are already reflected to a certain degree in current yield levels, which are low on both an absolute and historical basis. While we expect investor demand for Florida bonds to remain strong, we also recognize that the supply will probably grow to meet the demand.

     We find many reasons to be constructive in our outlook for the market but will wait for a clearer picture of the direction of the economy and the supply-and-demand balance in 2001.

     Respectfully submitted,

     Charles B. Hill
     Chairman of the fund's Investment Advisory Committee
     March 19, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                    8/31/00      2/28/01
--------------------------------------------------------------------------------

Price Per Share                                      $ 10.50      $ 10.76

Dividends Per Share

  For 6 months                                          0.23         0.23

  For 12 months                                         0.46         0.47

30-Day Dividend Yield *                                 4.46%        4.28%

30-Day Standardized Yield to Maturity                   4.15         3.53

Weighted Average Maturity (years)                        7.0          7.2

Weighted Average Effective Duration (years)              5.0          4.9

Weighted Average Quality **                               AA           AA


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**   Based on T. Rowe Price research.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      8/31/00      2/28/01
--------------------------------------------------------------------------------

  Dedicated Tax Revenue                                   26%          25%

  General Obligation - Local                              17           18

  General Obligation - State                               4           11

  Electric Revenue                                        10            9

  Water and Sewer Revenue                                  6            9

  Air and Sea Transportation Revenue                       6            6

  Ground Transportation Revenue                            6            5

  Hospital Revenue                                         8            4

  Solid Waste Revenue                                      5            4

  Prerefunded Bonds                                        2            3

  Life Care/Nursing Home Revenue                           3            2

  Housing Finance Revenue                                  2            2

  Nuclear Revenue                                          2            2

  All Other                                                2            1

  Other Assets Less Liabilities                            1           -1
--------------------------------------------------------------------------------

  Total                                                  100%         100%


T. Rowe Price Florida Intermediate Tax-Free Fund


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     FLORIDA INTERMEDIATE TAX-FREE FUND
     ---------------------------------------------------------------------------
   As of 2/28/01                                      Lipper
                                       Lehman        Florida
                                     Brothers   Intermediate          Florida
                                    7-Year GO      Municipal     Intermediate
                                    Municipal     Debt Funds         Tax-Free
                                   Bond Index        Average             Fund
  Date

  3/31/93                              10.000         10.000          10.000
  2/28/94                              10.574         10.596          10.684
  2/28/95                              10.788         10.813          11.005
  2/29/96                              11.982         11.769          12.041
  2/28/97                              12.585         12.159          12.500
  2/28/98                              13.541         12.970          13.338
  2/28/99                              14.360         13.581          14.054
  2/29/00                              14.236         13.355          13.868
  2/28/01                              15.787         14.563          15.236

Average Annual Compound Total Return


     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since  Inception
  Periods Ended 2/28/01    1 Year    3 Years    5 Years   Inception       Date
--------------------------------------------------------------------------------

 Florida Intermediate
     Tax-Free Fund           9.86%      4.53%      4.82%      5.46%    3/31/93


 Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning of period      $  10.24   $  10.86   $  10.75   $  10.52   $  10.61

Investment activities
  Net investment
  income (loss)              0.47       0.46       0.46*      0.46*      0.46*
  Net realized and
  unrealized gain (loss)     0.52      (0.60)      0.11       0.23      (0.07)

  Total from
  investment activities      0.99      (0.14)      0.57       0.69       0.39

Distributions
  Net investment income     (0.47)     (0.46)     (0.46)     (0.46)     (0.46)
  Net realized gain          --        (0.02)      --         --        (0.02)

  Total distributions       (0.47)     (0.48)     (0.46)     (0.46)     (0.48)

NET ASSET VALUE
End of period            $  10.76   $  10.24   $  10.86   $  10.75   $  10.52

Ratios/Supplemental Data
Total return(diamond)        9.86%     (1.32)%     5.37%*     6.71%*     3.81%*

Ratio of total expenses
to average net assets        0.59%      0.60%      0.60%*     0.60%*     0.60%*

Ratio of net investment
income (loss) to average
net assets                   4.46%      4.35%      4.23%*     4.35%*     4.39%*

Portfolio turnover rate      19.5%      30.9%      26.9%      25.0%      75.8%

Net assets, end of period
(in thousands)           $ 92,003   $ 84,116   $102,620   $ 90,941   $ 78,783

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                              February 28, 2001

Statement of Net Assets                                 Par               Value
--------------------------------------------------------------------------------
                                                            In thousands

FLORIDA  96.4%

     Broward County, Wheelabrator South,
     5.00%, 12/1/06                                  $    2,000   $    2,078

     Broward County Airport,
     5.25%, 10/1/10 (MBIA Insured) *                      2,000       2 ,103

Dade County
   Aviation
       5.40%, 10/1/03 (MBIA Insured) *                    1,140        1,184

       6.20%, 10/1/24 (MBIA Insured) *                       50           53

Dade County School Dist., GO
       5.50%, 8/1/04 (MBIA Insured)                       2,000        2,117

       6.00%, 7/15/04 (MBIA Insured)                      3,545        3,802

Duval County School Dist., GO
       6.125%, 8/1/04 (AMBAC Insured)                     2,000        2,105

   COP, 5.75%, 7/1/16 (FSA Insured)                       2,000        2,129

Florida Board of Ed.
       5.25%, 7/1/06 (FGIC Insured)                       1,550        1,650

       5.50%, 7/1/12 (FGIC Insured)                       2,500        2,717

       5.50%, 7/1/16 (FGIC Insured)                       1,000        1,055

Florida Board of Ed., GO
       5.125%, 6/1/13                                     2,500        2,596

       5.25%, 1/1/13                                      2,360        2,460

Florida Dept. of Corrections, Okeechobee Correctional
       5.80%, 3/1/02 (AMBAC Insured)                      1,005        1,029

Florida DOT, Turnpike Auth.
       5.25%, 7/1/11 (MBIA Insured)                       1,950        2,069

       5.50%, 7/1/05 (AMBAC Insured)                      1,000        1,069

Florida Division of Bond Fin.
   Dept. of Environmental Preservation
       5.50%, 7/1/07 (AMBAC Insured)                      2,000        2,135

       5.50%, 7/1/09 (FSA Insured)                        3,000        3,272

       6.00%, 7/1/05 (MBIA Insured)                         500          544

       6.00%, 7/1/06 (MBIA Insured)                       4,350        4,784

    Dept. of Environmental Protection
       6.00%, 7/1/08 (AMBAC Insured)                      2,645        2,959

Florida Housing Fin. Agency
   Multi-Family Housing
       5.80%, 2/1/08                                      1,000        1,085

       5.80%, 8/1/08 (FNMA Insured)                       1,000        1,085

Gainesville Utilities Systems
       6.40%, 10/1/05                                $    1,500   $    1,588

       6.50%, 10/1/12 (Prerefunded 10/1/02!)              1,000        1,067

Hillsborough County
   Environmentally Sensitive Lands Acquisition
       6.20%, 7/1/05 (AMBAC Insured)
       (Prerefunded 7/1/02!)                              1,485        1,569

   Improvement Program
       6.00%, 8/1/04 (FGIC Insured)                       1,895        2,034

Hillsborough County IDA, PCR, Tampa Electric
       VRDN (Currently 3.15%)                               700          700

Hillsborough County Port Dist., Tampa Port Auth.
       6.50%, 6/1/04 (FSA Insured) *                      2,000        2,156

Hillsborough County School Dist., GO
       7.00%, 8/15/05 (MBIA Insured)                      3,700        4,179

Indian Trace Community Dev. Dist.
   Water Management
       5.50%, 5/1/06 (MBIA Insured)                       1,215        1,305

       5.50%, 5/1/07 (MBIA Insured)                         550          590

Jacksonville HFA, Charity Obligation Group
       5.00%, 8/15/11 (MBIA Insured)                        750          776

Kissimmee Water & Sewer Systems
       5.50%, 10/1/11 (FGIC Insured)                      1,500        1,632

Lakeland Electric & Water
       6.55%, 10/1/04 (FSA Insured)                       2,755        3,016

   Energy Systems
       6.55%, 10/1/07 (FSA Insured)                       1,095        1,252

Lee County IDA, Bonita Springs Utilities
       5.80%, 11/1/11 (MBIA Insured) *                    1,325        1,415

Manatee County, Public Utilities
       6.75%, 10/1/05 (MBIA Insured)                      2,000        2,245

Melbourne Water & Sewer, Capital Appreciation
       Zero Coupon, 10/1/16 (FGIC Insured)                1,035          469

Miami-Dade County, Zero Coupon, 10/1/18
       (MBIA Insured)                                     2,400          918

Orange County, Public Service Tax
       5.60%, 10/1/07 (FGIC Insured)                        500          542

Orlando & Orange County
   Expressway Auth., 6.50%, 7/1/10
       (FGIC Insured)                                     1,000        1,170

Osceola County HFA
   Evangelical Lutheran Good Samaritan Society
       5.50%, 5/1/03 (AMBAC Insured)                 $      660   $      685

       5.50%, 5/1/04 (AMBAC Insured)                        700          736

       5.50%, 5/1/05 (AMBAC Insured)                        735          780

Palm Beach County
   Criminal Justice Fac.
       5.75%, 6/1/13 (FGIC Insured)                       3,000        3,344

   GO, 6.875%, 12/1/03                                      325          353

Pasco County, Solid Waste Disposal & Resource Recovery
       5.75%, 4/1/05 (AMBAC Insured) *                    1,130        1,203

Polk County Transportation Improvement
       5.625%, 12/1/15 (FSA Insured)                        500          538

Reedy Creek Improvement Dist.
       5.125%, 10/1/14 (MBIA Insured)                     1,500        1,550

       6.375%, 6/1/05 (MBIA Insured)
       (Prerefunded 6/1/01!)                                 65           66

       6.375%, 6/1/05 (MBIA Insured)                        435          442

St. Lucie County, Florida Power & Light
       VRDN (Currently 3.45%) *                             100          100

Tampa Bay Water, Utility Systems
       VRDN (Currently 3.54%) (FGIC Insured)              2,000        2,000

Venice, Bon Secours Health Systems
       5.40%, 8/15/08 (MBIA Insured)                      1,290        1,385

West Orange Healthcare Dist., 5.50%, 2/1/10                 750          764

Total Florida (Cost  $84,718)                                         88,649


PUERTO RICO  5.0%

Puerto Rico Electric Power Auth.
       5.25%, 7/1/14 (MBIA Insured)                       2,000        2,115

Puerto Rico Ind., Tourist, Ed., Medical &
   Environmental Fac. Hosp. de la Concepcion
       6.375%, 11/15/15                                     750          848

Puerto Rico Municipal Fin. Agency, GO
       5.875%, 8/1/14 (FSA Insured)                       1,500        1,674

Total Puerto Rico (Cost  $4,373)                                       4,637


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

                                                                      Value
--------------------------------------------------------------------------------
                                                                In thousands

Total Investments in Securities

101.4% of Net Assets (Cost $89,091)                               $   93,286

Other Assets Less Liabilities                                         (1,283)

NET ASSETS                                                        $   92,003
                                                                  ----------

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions         $   (1,122)

Net unrealized gain (loss)                                             4,195

Paid-in-capital applicable to 8,553,700 no par value shares
of beneficial interest outstanding; unlimited number of
shares authorized                                                     88,930

NET ASSETS                                                        $   92,003
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.76
                                                                  ----------


*        Interest subject to alternative minimum tax
!        Used in determining portfolio maturity
AMBAC    AMBAC Indemnity Corp.
COP      Certificates of Participation
DOT      Department of Transportation
FGIC     Financial Guaranty Insurance Company
FSA      Financial Security Assurance Corp.
GO       General Obligation
HFA      Health Facility Authority
IDA      Industrial Development Authority
MBIA     Municipal Bond Investors Assurance Corp.
PCR      Pollution Control Revenue
VRDN     Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     2/28/01


Investment Income (Loss)

Interest income                                                   $    4,311

Expenses
  Investment management                                                  313
  Custody and accounting                                                  91
  Shareholder servicing                                                   56
  Prospectus and shareholder reports                                      17
  Legal and audit                                                         12
  Registration                                                             9
  Trustees                                                                 5
  Miscellaneous                                                            3

  Total expenses                                                         506
  Expenses paid indirectly                                                (2)

  Net expenses                                                           504

Net investment income (loss)                                           3,807

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                             (15)
  Futures                                                                (20)

  Net realized gain (loss)                                               (35)
Change in net unrealized gain or loss on securities                    4,330


Net realized and unrealized gain (loss)                                4,295

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    8,102
                                                                  ----------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        2/28/01      2/29/00

     Increase (Decrease) in Net Assets
     Operations
       Net investment income (loss)                  $    3,807   $    4,069
       Net realized gain (loss)                             (35)      (1,021)
       Change in net unrealized gain or loss              4,330       (4,518)

       Increase (decrease) in net assets from operati     8,102       (1,470)

     Distributions to shareholders
       Net investment income                             (3,807)      (4,069)
       Net realized gain                                   --           (189)

       Decrease in net assets from distributions         (3,807)      (4,258)

     Capital share transactions *
       Shares sold                                       26,396       30,649
       Distributions reinvested                           2,557        3,020
       Shares redeemed                                  (25,361)     (46,445)

       Increase (decrease) in net assets from capital
       share transactions                                 3,592      (12,776)

     Net Assets
     Increase (decrease) during period                    7,887      (18,504)
     Beginning of period                                 84,116      102,620

     End of period                                   $   92,003   $   84,116

       *Share information
       Shares sold                                        2,495        2,948
       Distributions reinvested                             245          289
       Shares redeemed                                   (2,401)      (4,469)

       Increase (decrease) in shares outstanding            339       (1,232)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                              February 28, 2001

Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide-Audits of Investment Companies (the guide), which will be adopted by the fund as of March 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts

     During the year ended February 28, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $19,101,000 and $14,815,000, respectively, for the year ended February 28, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund has $1,050,000 of capital loss carryforwards, $871,000 of which expires in 2008, and $179,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $89,091,000. Net unrealized gain aggregated $4,195,000 at period-end, of which $4,197,000 related to appreciated investments and $2,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $26,000 was payable at February 28, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $110,000 for the year ended February 28, 2001, of which $9,000 was payable at period-end.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Florida Intermediate Tax-Free Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Florida Intermediate Tax-Free Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2001


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/01

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $3,797,000 which qualified as exempt-interest dividends.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement
Overview of all your accounts with T. Rowe Price.

Shareholder Reports
Fund managers' reviews of their strategies and results.

T. Rowe Price Report
Quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL
FUNDS

Stock

Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
 www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.        F91-050  2/28/01